March 19, 2013 HOWARD WEIL 41 ST ANNUAL ENERGY CONFERENCE Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Jeffrey M. Platt President and CEO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
2
Phone:
504.568.1010 •
Fax:
504.566.4580
In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement.
Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-
developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.
Web:www.tdw.com
•
Email:connect@tdw.com

KEY TAKEAWAYS
KEY TAKEAWAYS
•
Focus on safety, compliance & operating excellence
•
“The Tide is Turning”– continued improvement in
working rig count is positively impacting deepwater and
jackup support vessels globally
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to continue to act upon
available opportunities

4 SAFETY RECORD RIVALS SAFETY RECORD RIVALS LEADING COMPANIES LEADING COMPANIES

WORKING OFFSHORE RIG TRENDS
WORKING OFFSHORE RIG TRENDS
Floaters
Jackups
Prior peak (summer 2008)
Source: ODS-Petrodata
Note:  48 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 677 in early March 2013.
380
249

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
March
2013
Working Rigs
603 538 677
Rigs Under
Construction
186 118 192
OSV Global
Population
2,033 2,599 2,886
OSV’s Under
Construction
736 367 423
OSV/Rig Ratio
3.37 4.83 4.26
DRIVERS OF OUR BUSINESS
“Peak to Present”

Source: ODS-Petrodata and Tidewater
As of March 2013, there are approximately 423 additional AHTS and
PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 2,886 vessels, including ~750 vessels that are 25+ yrs old (26%).
Vessels > 25 years old today
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of  early March 2013

TIDEWATER’S ACTIVE FLEET
TIDEWATER’S ACTIVE FLEET
as of  December 31, 2012 as of  December 31, 2012
Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
226 “New” vessels – 5.4 avg yrs
38 “Traditional” vessels – 27.3 avg yrs

VESSEL POPULATION BY OWNER
(AHTS and PSV’s only) – Estimated as of early March 2013
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (2,159 total
vessels for
370+ owners)

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity       4.3%          7.2% 12.4% 18.9%         18.3% 19.5%         11.4%         5.0%
4.3%
Adjusted EPS**
Adjusted EPS**
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS

GLOBAL STRENGTH
GLOBAL STRENGTH
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Better utilization
Higher day rates
Solid customer base of NOC’s and IOC’s

OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels –
(excludes stacked vessels –
as of 12/31/12)
as of 12/31/12)
In 3Q FY 2013, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~20 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM.
Americas
63(24%)
SS Africa/Europe
134(51%)
Asia/Pac
29(11%)
MENA
38(14%)

Vessel Count (2)
Total Cost (2)
Deepwater PSVs 82 $2,030m
Deepwater AHTSs 11 $358m
Towing Supply/Supply 106 $1,565m
Other 57 $289m
TOTALS: 256 $4,242m
(1)
.
At 12/31/12, 227 new vessels were in our fleet with ~5.5 year average age
Vessel Commitments
Jan. ’00 – December ’12
(1) $3,706m (87%) funded through 12/31/12
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….
(2) Vessel count and total cost is net of 23 vessel dispositions ($217m of original cost, sold for a total of $252m)

Count
Deepwater PSVs 18
Deepwater AHTSs -
Towing Supply/Supply 4
Other 7
Total 29
Vessels Under Construction*
As of December 31, 2012
* Includes 4 new vessel purchase commitments at 12/31/12
…. AND MORE TO COME
Estimated delivery schedule – 6 remaining in FY ‘13,  11 in FY ‘14 and 12 thereafter.
CAPX of $110m remaining in FY ‘13, $258m in FY ‘14 and $167m in FY ’15.

Over a 13-year period, Tidewater has invested $4.1 billion in CapEx($3.6 billion in the “new” fleet), and paid out ~$1 billion through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.6 billion and $732 million, respectively
$ in millions
Fiscal Year
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FUNDED BY CFFO THROUGH FISCAL 2012
CFFO

As of December 31, 2012
Cash & Cash Equivalents $54 million
Total Debt $930 million
Shareholders Equity $2,526 million
Net Debt / Net Capitalization 27%
Total Debt / Capitalization 26%
~$500 million of available liquidity as of 12/31/12, including $450 million of unused capacity under committed bank credit facilities.
STRONG FINANCIAL POSITION PROVIDES
STRONG FINANCIAL POSITION PROVIDES
STRATEGIC OPTIONALITY
STRATEGIC OPTIONALITY

Total Revenue and Margin
Total Revenue and Margin
Fiscal
Fiscal
2008
2008
–
–
2013
2013
3
$300 million
$150 million
50.0%
Prior peak period (FY2009)
averaged quarterly revenue of
$339M,
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $174M at 51.3%
52.7%
46.2%
55.9%
46.0%
36.3%
39.3%
35.1%
43.4%
40.7%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses

New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater PSVs
Deepwater PSVs
$122 million, or 40%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $27,223
Utilization: 78.3%
22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater AHTS
Deepwater AHTS
$25 million, or 8%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $30,366
Utilization: 81.8%
5 5 5 5 5 5 5 5
6
8
9 9
11 11 11 11 11 11 11 11 11 11
11
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Towing Supply/Supply Vessels
$113 million, or 37%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $13,969
Utilization: 86.3%
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101 101 102
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

POTENTIAL FOR FUTURE
POTENTIAL FOR FUTURE
EARNINGS ACCELERATION
EARNINGS ACCELERATION
Average Day rates
$16,503*
$18,153
(+ 10%)
$19,969
(+ 10%)
82.1%*
85.0%
90.0%
~$4.15
EPS
~$6.15
EPS
~$10.50
EPS
276 vessel assumption (227 current new vessels + 29 under construction + 20 additional new vessels next  year).
* 12/31/12 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$445M+
EBITDA
+$560M
EBITDA
+$820M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,291
12/31/12    $16,503

March 19, 2013 HOWARD WEIL 41 ST ANNUAL ENERGY CONFERENCE Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Jeffrey M. Platt President and CEO

23 APPENDIX APPENDIX

24 Vessel Revenue ($) Average Fleet Count NEW FLEET DRIVING RESULTS NEW FLEET DRIVING RESULTS 224 Average New Vessels in Q3 2013 $305 million Vessel Revenue in Q3 2013 (92% from New Vessels)

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
CYCLICAL UPTURN
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
SHOULD DRIVE MARGIN EXPANSION
$124 million Vessel Margin in Q3
FY2013 (98% from New Vessels)
Q3 FY2013 Vessel Margin: 41%

26 VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT

VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates.

CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base
Our top 10 customers in Fiscal 2012 (4 Super Majors,
3 NOC’s and 3 IOC’s) accounted for 59% of our revenue
Super Majors
35%
NOC's
23%
Others
42%

FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results